Loss Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Loss Per Share
20.	LOSS PER SHARE

The following table sets forth the information needed to compute basic and diluted loss per share:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net loss	$(712,441)	$(600,735)
Weighted average common shares outstanding	382,233	379,301
Basic net loss per share	$(1.86)	$(1.86)
Diluted net loss per share	$(1.58)	$(1.58)

For the year ended December 31, 2019 certain potential shares of common stock have been excluded from the calculation of diluted income per share because of a net loss, and therefore, the effect on diluted income per share would have been anti-dilutive.